UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

Processa Pharmaceuticals, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Rules 14a-6(i)(1) and 0-11.

7380 Coca Cola Drive, Suite 106

Hanover, MD 21076

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 28, 2024

Supplement No. 1 to

Definitive Proxy Statement dated April 29, 2024

On April 29, 2024, Processa Pharmaceuticals, Inc. (the “Company”) filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission, which was distributed in connection with the Company’s Annual Meeting of Stockholders to be held on June 28, 2024. The Company is providing this supplement solely to provide the Pay Versus Performance Table and related disclosures:

Pay Versus Performance Table

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we are providing the following disclosure regarding executive “compensation actually paid,” presented in a manner consistent with the rules applicable to smaller reporting companies. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by our named executive officers (“NEOs”).

Year	Summary Compensation Table Total for PEO (David Young) ($) (a)	Compensation Actually Paid to PEO (David Young) ($) (b)	Summary Compensation Table Total for PEO (George Ng) ($) (a)	Compensation Actually Paid to PEO (George Ng) ($) (b)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (c)	Average Compensation Actually Paid to Non-PEO NEOs ($) (d)	Value of Initial Fixed $100 Investment Based on the Total Shareholder Return of the Company ($) (e)	Net Income (Loss) ($ in millions) (f)
2023	108,876	(16,297)	472,849	428,849	306,661	13,318	5	(11,122)
2022	1,162,619	549,308	N/A	N/A	1,044,174	424,104	17	(27,474)
2021	434,512	342,274	N/A	N/A	498,417	396,458	74	(11,427)

(a)	The principal executive officer (“PEO”) is David Young during 2021, 2022 and from January 1, 2023 through August 8, 2023. George Ng joined the Company on August 8, 2023.

(b)	Compensation actually paid (“CAP”) reflect the adjustments listed in the tables below to the amounts reported in the Summary Compensation Table for PEOs:

David Young:

Year	2021	2022	2023
SCT Total Compensation ($)	434,512	1,162,619	108,876
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(347,012)	(1,068,744)	(15,426)
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year that are Outstanding and Unvested at End of Year ($)	84,182	272,646	4,698
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	(13,183)	(32,680)	(1,919)
Fair Value as of Vesting Date for Awards Granted that Vested in Same Year ($)	196,923	249,153	-
Change in Fair Value of Stock and Option Awards from Prior years that Vested in the Covered Year ($)	(13,148)	(28,956)	(112,526)
Less: Fair Value of Stock and Option Awards Forfeited during the covered Year ($)	-	(4,730)	-
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	-	-	-
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	-	-	-
Compensation Actually Paid ($)	342,274	549,308	(16,297)

George Ng:

Year	2023
SCT Total Compensation ($)	472,849
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(312,000)
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year that are Outstanding and Unvested at End of Year ($)	268,000
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	-
Fair Value as of Vesting Date for Awards Granted that Vested in Same Year ($)	-
Change in Fair Value of Stock and Option Awards from Prior years that Vested in the Covered Year ($)	-
Less: Fair Value of Stock and Option Awards Forfeited during the covered Year ($)	-
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	-
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	-
Compensation Actually Paid ($)	428,849

(c)	The following are included in the average figures shown:

2021: Sian Bigora, Michael Floyd, Wendy Guy, Patrick Lin and James Stanker

2022: Sian Bigora, Michael Floyd, Wendy Guy, Patrick Lin and James Stanker

2023: David Young (from August 8, 2023 – December 31, 2023), Sian Bigora and James Stanker

(d)	Compensation actually paid (CAP) to our non-PEO NEOs reflects the respective amounts set forth in column (d) of the table above, adjusted as set forth in the table below. The assumptions used to calculate the fair values did not differ materially from the assumptions used to calculate the fair values as of the grant dates.

Year	2021	2022	2023
Non-PEO NEOs	See column (c) note above	See column (c) note above	See column (c) note above
SCT Total Compensation ($)	498,417	1,044,174	306,661
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(347,443)	(935,747)	(136,489)
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year ($)	84,182	272,646	41,567
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	(14,348)	(32,650)	(3,285)
Fair Value as of Vesting Date for Awards Granted that Vested in Same Year ($)	196,923	133,847	-
Change in Fair Value of Stock and Option Awards from Prior years that Vested in the Covered Year ($)	(21,273)	(53,436)	(194,736)
Less: Fair Value of Stock and Option Awards Forfeited during the covered Year ($)	-	(4,730)	-
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	-	-	-
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	-	-	-
Compensation Actually Paid ($)	396,458	424,104	13,718

(e)	Total shareholder return is determined based on the value of an initial fixed investment of $100 in our common stock as of January 1, 2021.

(f)	Reflects “Net Income” in the company’s audited financial statement included in our Annual Reports on Form 10-K for each of the years ended December 31, 2021, 2022 and 2023.

Pay Versus Performance Descriptive Disclosure

Below are graphs showing the relationship of “compensation actually paid” to our PEOs and non-PEO NEOs in 2021, 2022 and 2023 to (1) our TSR and (2) our net income.

This information should be considered part of the Company’s proxy materials. A notice of our meeting and how to vote your shares is provided below for your convenience.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

Processa Pharmaceuticals

c/o Continental Proxy Services
1 State Street, New York NY 10004

Processa Pharmaceuticals, Inc.
7380 Coca Cola Dr. Suite 106
Hanover, MD 21076

*Stockholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

Dear Stockholder,

The 2024 Annual Meeting of Stockholders of Processa Pharmaceuticals, Inc. will be held at 7380 Coca Cola Dr. Suite 106, Hanover, MD 21076, on Friday, June 28, 2024, at 1:00 PM Eastern Time.

Proposals to be considered at the Annual Meeting:

(1) To elect the six directors nominated to serve as directors until the 2025 Annual Meeting of Stockholders and until their respective successors have been elected and qualified;

(2) To approve an amendment and restatement of the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan to increase the number of shares available for issuance under the Plan by 500,000 shares;

(3) To ratify the appointment of BD & Company, Inc. as the independent registered public accounting firm of Processa Pharmaceuticals, Inc. for the fiscal year ending December 31, 2024; and

(4) To approve, by advisory vote, the compensation of our named executive officers.

The Board of Directors recommends a vote "FOR" all nominees under Proposal 1, and "FOR" Proposals 2, 3, and 4.

Note: Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof will be voted on by the proxy holders in their discretion.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote Your Proxy on the Internet:
Go to http://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

The Proxy Materials are available for review at:
https://www.cstproxy.com/processapharmaceuticals/2024

Processa Pharmaceuticals, Inc.
7380 Coca Cola Dr. Suite 106
Hanover, MD 21076

Important Notice Regarding the Availability of Proxy Materials
For the 2024 Annual Meeting of Stockholders to be Held on June 28, 2024

Notice is hereby given that the Annual Meeting of Stockholders of Processa Pharmaceuticals, Inc. will be held at 7380 Coca Cola Dr. Suite 106, Hanover, MD 21076, on Friday, June 28, 2024, at 1:00 PM Eastern Time.

The following Proxy Materials are available to you to review at:
https://www.cstproxy.com/processapharmaceuticals/2024

- the Company's Annual Report for the year ended December 31, 2023;
- the Company's 2024 Proxy Statement;
- the Proxy Card; and
- any amendments to the foregoing materials that are required to be furnished to stockholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before June 18, 2024 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company

ACCESSING YOUR PROXY MATERIALS ONLINE
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REQUESTING A PAPER COPY OF THE PROXY MATERIALS
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By logging on to https://www.cstproxy.com/processapharmaceuticals/2024
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